                                                                    EXHIBIT 10.8

                                                     January 25, 2005

Terra Nova Acquisition Corporation
2 Bloor Street West
Suite 3400
Toronto, Ontario, Canada M4W 3E2

EarlyBirdCapital, Inc.
275 Madison Avenue
Suite 1203
New York, New York 10016

         Re: Initial Public Offering

Gentlemen:

         The undersigned partner, on behalf of TerraNova Partners, L.P.
("Partnership"), a stockholder of Terra Nova Acquisition Corporation
("Company"), in consideration of EarlyBirdCapital, Inc. ("EBC") entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 9 hereof):

         1. If the Company solicits approval of its stockholders of a Business
Combination, the undersigned will vote all Insider Shares owned by the
Partnership in accordance with the majority of the votes cast by the holders of the IPO Shares.

         2. In the event that the Company fails to consummate a Business
Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will vote all
Insider Shares owned by the Partnership in favor of the Company's decision to liquidate. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund (as defined in the
Letter of Intent) as a result of such liquidation with respect to the
Partnership's Insider Shares ("Claim") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the
Trust Fund for any reason whatsoever.

         3. The Partnership will not submit to the Company for consideration,

or vote for the approval of, any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to EBC that the business combination is fair to the Company's stockholders from a financial perspective.

         4. Neither the Partnership, any member of the family of the undersigned, nor any Affiliate of the Partnership will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that commencing on the
Effective Date, TerraNova Management Corp. ("Related Party"), shall be allowed to charge the Company an allocable share of Related Party's overhead, up to
$7,500 per month, to compensate it for the Company's use of Related Party's offices, utilities and personnel. Related Party and the undersigned shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

         5. Neither the Partnership, any member of the family of the undersigned, or any Affiliate of the Partnership will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

         6. The Partnership will escrow its Insider Shares for the three-year period commencing on the Effective Date subject to the terms of a Stock Escrow
Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

         7. The Partnership's Questionnaire furnished to the Company and annexed as Exhibit A hereto is true and accurate in all respects. The undersigned represents and warrants that the partners of the Partnership:

    (a) Are not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

    (b) have never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

    (c) have never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

         8. The Partnership has full right and power, without violating any agreement by which it is bound, to enter into this letter agreement.

         9. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company;
(ii) "Insiders" shall mean all officers, directors and stockholders of the
Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO;
and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the
Company's IPO.

                                                     TerraNova Partners, L.P.
                                                     ------------------------
                                                     Print Name of Insider

                                                     TERRANOVA PARTNERS, L.P.

                                                     By: /s/ Vahan Kololian
                                                         ----------------------
                                                         Name: Vahan Kololian
                                                         Title: Partner